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      As filed with the Securities and Exchange Commission on March 1, 1999


                         File Nos. 33-74176 and 811-8202

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 8


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 9


                              NORWEST SELECT FUNDS

                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900


                               Don L. Evans, Esq.

                       Forum Administrative Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                           Anthony C. J. Nuland, Esq.
                                 Seward & Kissel
                                1200 G Street NW
                              Washington, DC 20005

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


___ immediately  upon  filing  pursuant  to  Rule  485,  paragraph  (b)
___ on  _________________  pursuant  to Rule 485,  paragraph  (b)
___ 60 days after filing pursuant to Rule 485,  paragraph  (a)(1)
_X_ on May 1, 1999 pursuant to Rule 485,  paragraph  (a)(1)
___ 75 days after  filing  pursuant to Rule 485,  paragraph  (a)(2)
___ on  _________________  pursuant  to Rule  485, paragraph (a)(2)

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title  of  SecuritieS  Being  Registered:   Income  Fund,  Income  Equity  Fund,
ValuGrowth (SM) Stock Fund and Small Company Stock Fund.

                              NORWEST SELECT FUNDS

                                   MAY 1, 1999


                                  -INCOME FUND
                               -INCOME EQUITY FUND
                           -VALUGROWTH (SM) STOCK FUND
                            -SMALL COMPANY STOCK FUND





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


RISK/RETURN SUMMARY.............................................................


DESCRIPTION OF THE FUNDS........................................................


MANAGEMENT OF THE FUNDS.........................................................


PURCHASE AND SALE OF SHARES.....................................................


DIVIDENDS AND DISTRIBUTIONS.....................................................


FINANCIAL HIGHLIGHTS............................................................

                               RISK/RETURN SUMMARY

The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in a Fund, after this summary.

In this summary, we will describe certain kinds of risks that apply to one or more of the Funds. These risks are:

o MARKET RISk This is the risk that the market value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over longer or shorter periods.

o INTEREST RATE RISk This is the risk that changes in interest rates may affect the value of a Fund's investments in income-producing securities or fixed-income debt securities. Increases in interest rates may cause the value of a Fund's investments in these securities to fall.

o CREDIT RISK This is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation.

The Risk/Return Summary includes a bar chart for each Fund showing its annual returns and a table showing its average annual returns. The bar chart and the table provide an indication of the historical risk of an investment in each Fund by showing:

o changes in the Fund's performance from year to year over 10 years, or, if less, the life of the Fund; and

o how the Fund's average annual returns for one, five, and 10 years, or, if less, the life of the Fund, compare to those of a broad based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

o         You may lose money by investing in the Funds.

o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


INCOME FUND


o Objective: The Fund's investment objective is stable current income and competitive total return over an interest-rate cycle.

o Principal Investment Strategies: The Fund primarily invests in a portfolio of investment-grade, intermediate-maturity debt securities.

o Principal Risks: The principal risks of investing in the Fund are market risk, interest rate risk and credit risk.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

                                   BAR CHART

                      EDGAR Representation of Graph/Chart.

                                 1994   -0.50%
                                 1995   17.08%
                                 1996    2.37%
                                 1997    9.08%
                                 1998    9.12%





During the period shown in the bar chart, the Fund's:

         BEST QUARTER was           up __%, _______ quarter, 19__; and

         WORST QUARTER was          [UP/DOWN] ___%, _________quarter, 19__.


                                PERFORMANCE TABLE

                                 [INSERT CHART]

INCOME EQUITY FUND

o Objective: The Fund's investment objective is long-term capital appreciation, consistent with that of the overall equity securities markets, and above-average dividend income.

o Principal Investment Strategies: The Fund primarily invests in the common stock of large, income-producing domestic companies.

o Principal Risks: The principal risks of investing in the Fund are market risk and credit risk.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

                                    BAR CHART


                      EDGAR Representation of Graph/Chart

                                  1996    9.95%
                                  1997   26.90%
                                  1998   18.42%


During the period shown in the bar chart, the Fund's:

         BEST QUARTER was           up __%, _______ quarter, 19__; and

         WORST QUARTER was          [UP/DOWN] ___%, _________quarter, 19__.


                                PERFORMANCE TABLE

                                 [INSERT CHART]

VALUGROWTH STOCK FUND

o Objective: The Fund's investment objective is long-term capital appreciation.

o Principal Investment Strategies: The Fund primarily invests in a diversified portfolio of common stock and convertible securities.

o
          Principal Risks: The principal risk of investing in the Fund is market risk.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

                                    BAR CHART


                       EDGAR Representation of Graph/Chart

                                 1994    1.09%
                                 1995   24.15%
                                 1996   20.21%
                                 1997   23.56%
                                 1998   16.18%




During the period shown in the bar chart, the Fund's:

         BEST QUARTER was           up __%, _______ quarter, 19__; and

         WORST QUARTER was          [UP/DOWN] ___%, _________quarter, 19__.


                                PERFORMANCE TABLE

                                 [INSERT CHART]

SMALL COMPANY STOCK FUND

o         Objective: The Fund's investment objective is capital appreciation.

o Principal Investment Strategies: The Fund primarily invests in the common stock of small and medium-size domestic companies that have a market capitalization well below that of the average company in the S & P 500 Index.

o Principal Risks: The principal risk of investing in the Fund is market risk. The Fund's investments in small or medium size companies may be more volatile, and differ, sometimes significantly, from the overall U.S. market. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

                      BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table provide an indication of the historical risk of an investment in the Fund.

                                    BAR CHART


                      EDGAR Representation of Graph/Chart

                                 1995   15.95%
                                 1996   31.47%
                                 1997    9.87%
                                 1998  -14.47%


During the period shown in the bar chart, the Fund's:

         BEST QUARTER was           up __%, _______ quarter, 19__; and

         WORST QUARTER was          [UP/DOWN] ___%, _________quarter, 19__.


                                PERFORMANCE TABLE

                                 [INSERT CHART]

                            DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of the Funds' investment objectives and principal strategies and risks. There can be, of course, no assurance that any Fund will achieve its investment objective.

INCOME FUND

The Fund's investment objective is stable current income and competitive total return over an interest rate cycle. The Fund invests in a diversified portfolio of fixed and variable rate U.S. Dollar denominated debt securities. These securities cover a broad spectrum of U.S. issuers, including U.S. Government securities, mortgage- and asset-backed securities and the debt securities of financial institutions, corporations, and others.

The Adviser attempts to increase the Fund's performance by applying various fixed income management techniques combined with fundamental economic, credit and market analysis while at the same time controlling total return volatility by targeting the Fund's duration within a narrow band around the Lipper Corporate A-Rated Debt Average. Duration is a measure of a debt security's average life that reflects the present value of the security's cash flow and generally is less than the security's maturity date. The Fund expects to maintain an average dollar-weighted maturity of between 3 and 15 years. Normally, the Fund's investments will have a duration of between 70% and 130% of the duration of the Lipper Corporate A-Rated Debt Average.

The Fund normally invests:

o at least 80% of its assets in investment-grade debt securities, which are those securities rated within four highest rating categories, or, if unrated, of comparable quality;

o up to 50% of its total assets in corporate securities, bonds, notes, and convertible securities; and o at least 30% of its total assets in U.S. Government securities.

 The Fund limits its investments in mortgage-backed securities to 50% of its total assets and in other asset-backed securities to 25% of its total assets. The Fund also may invest up to 20% of its total assets in lower-rated securities.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Interest Rate Risk - the risk that changes in interest rates will affect the value of the Fund's investments, in particular, that an increase in interest rates could cause the Fund's net asset value to decline;

o Credit Risk - the risk that the issuer of a security will be unable to pay principal or interest; and

o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other ---------------- bond funds.

The Income Fund invests a significant portion of its assets in mortgage-related securities, which tend to be more volatile than other types of debt securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest its assets in debt securities with lower interest rates.

The Fund may  invest  up to 20% of its  assets in debt  securities  rated in the fifth highest rating category, which are considered below investment grade securities (commonly known as "junk bonds"). The Fund's investments in lower-rated debt securities have more interest rate risk and credit risk than investments in higher-rated debt securities.


INCOME EQUITY FUND


The Fund's investment objective is long-term capital appreciation consistent with above-average dividend income. The Fund primarily invests in the common stocks of large, high-quality domestic companies that have above-average return potential based on current market valuations. In selecting securities for the Fund, the Adviser uses various valuation measures, including above-average dividend yields and below industry average price to earnings, price to book and price to sales ratios. The Fund considers large companies to be those whose market capitalization is at least $600 million at the time of purchase. The Fund normally limits its investments in a single company to less than 10% of its total assets.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response to fluctuations in the stock markets ----------- generally;

o Interest Rate Risk - the risk that changes in interest rates will affect the value of the Fund's investments, in particular, that an increase in interest rates could cause the Fund's net asset value to decline; and

o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other ---------------- equity funds.


VALUGROWTH STOCK FUND

The Fund's investment objective is long-term capital appreciation. The Fund primarily invests in medium- and large-capitalization companies (companies with a market capitalization of greater than $500 million) that, in the view of the Adviser, possess above average growth characteristics and appear to be undervalued.

The Fund identifies and invests in companies with earnings and dividends growth that is faster than inflation and faster than the economy in general. The Fund invests in companies with growth potential that, in the opinion of the Adviser, has not yet been fully reflected in the market price of the companies' shares. In seeking these investments, the Adviser primarily relies on a company by company analysis (rather than on a broader analysis of industry or economic sector trends). The Adviser considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market, the soundness of the company's financial position, and the maintenance of a relatively high rate of return on invested capital and shareholder's equity. Once the Adviser identifies companies as possible investments, it applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced.

The Fund may invest in companies that the Adviser considers to be "special situations." Special situation companies often have the potential for significant future earnings growth but have not performed well in the recent past. These situations may include management turnarounds, corporate or asset restructurings, or significantly undervalued assets. These investments form a comparatively small portion of the Fund's portfolio.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response as to fluctuations in the stock or ----------- bond markets generally;

o Capitalization Risk - the risk of investments in mid-capitalization companies, which tend to be more volatile than investments in large-cap companies; and

o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other ---------------- equity funds.


SMALL COMPANY STOCK FUND


The Fund's investment objective is long-term capital appreciation. The Fund primarily invests in the common stock of small- and medium-size domestic companies that have a market capitalization well below that of the average company in the Standard & Poor's 500 Index. A small-size company has a market capitalization that is less than the largest stock in the Russell 2000 Index or approximately $1.4 billion. A medium-size company has a market capitalization that ranges between $500 million to $8 billion.

In selecting securities for the Fund, the Adviser seeks securities with significant price appreciation potential and attempts to identify companies that show above-average growth, as compared to long-term overall market growth. The Fund invests in companies that may be in a relatively early stage of development or may produce goods and services that have favorable prospects for growth due to increasing demand or developing markets. Frequently, these companies have a small management group and single product or product-line expertise that the Adviser believes may result in an enhanced entrepreneurial spirit and greater focus. The Adviser believes that these companies may develop into significant business enterprises and that an investment in these companies offers a greater opportunity for capital appreciation than an investment in larger, more established companies.

RISK CONSIDERATIONS

The principal risks of the Fund are:

o Market Risk - the risk that the value of the Fund's investments will change, and possibly decrease, in response as to fluctuations in the stock or ----------- bond markets generally;

o Capitalization Risk - the risk of investments in small- to mid-capitalization companies, which tend to be more volatile than investments in large-cap companies, and also the additional risks of small-cap companies, which often have limited product lines, markets, or financial resources; and

o Management Risk - the risk that the Fund's manager may make poor choices in selecting securities and that the Fund will not perform as well as other ---------------- equity funds.

Other Investment Information

TEMPORARY DEFENSIVE POSITION
When business or financial conditions warrant, each Fund may assume a temporary defensive position and invest all or any portion of its assets in cash or in cash equivalents. When a Fund has assumed a temporary defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Fund is included in the "Financial Highlights" section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

YEAR 2000
Certain computer systems may not process date-related information properly on and after January 1, 2000. The Funds' Adviser and manager are addressing this matter for their systems. The Funds' other service providers have informed the Funds that they are taking similar measures. This matter, if not corrected, could adversely affect the services provided to the Funds or the companies in which the Funds invest and, therefore, could lower the value of your shares.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Funds' investment adviser is Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A., located at Norwest Center, Sixth
Street and Marquette, Minneapolis, Minnesota 55479. As of March 31, 1999, Norwest managed over $[_] billion in assets.

Norwest provides investment advisory services and order placement facilities for the Funds. For its services under the investment advisory agreements, for the fiscal year ended December 31, 1998, the Funds paid Norwest the following fees:

                                            FEE AS A PERCENTAGE OF AVERAGE DAILY
FUND                                                       NET ASSETS
----                                                       ----------
INCOME FUND                                                  0.60%
INCOME EQUITY FUND                                           0.80%
VALUGROWTH STOCK FUND                                        0.80%
SMALL COMPANY STOCK FUND                                     0.80%



PORTFOLIO MANAGERS

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

o INCOME FUND - Ms. Marjorie H. Grace, CFA. Ms. Grace has been a Vice President of Norwest since 1997 and a Vice President of Norwest Bank since 1992; she has served as a portfolio manager for the Fund since January, 1996 and has been a portfolio manager for other funds at Norwest Bank since 1992.


o INCOME EQUITY FUNd - Mr. David L. Roberts, CFA. Mr. Roberts has been a Senior Vice President of Norwest Bank since 1991 and has served as the portfolio manager for the Fund since its inception; he has been associated with Norwest and its affiliates for over 20 years in various investment-related capacities.

o VALUGROWTH STOCK FUNd - Charles J. Meyer, CFA. Mr. Meyer has been associated with Norwest or its affiliates since 1998. Mr. Meyer is a Director - Institutional Portfolio Management. From 1992 to 1998 Mr. Meyer was a portfolio manager for Montana Board of Investments.

o SMALL COMPANY STOCK FUNd - Mr. Kenneth Lee and Mr. Thomas Zeifang. Mr. Lee has been associated with Norwest or its affiliates since 1999. Mr. Lee also provides fundamental security analysis and portfolio management at Wells Capital Management Incorporated. Mr. Zeifang has been associated with Norwest or its affiliates since 1999. Mr. Zeifang is also a portfolio manager at Wells Capital Management Incorporated. Prior to 1995, he served as an analyst at Fleet Investment Advisors.

OTHER SERVICE PROVIDERS

The Forum Financial Group of companies provides various services to the Funds. As of December 31, 1998, Forum provided administrative and distribution services to investment companies and collective investment funds with assets of approximately $66.2 billion.

                           PURCHASE AND SALE OF SHARES

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m. Eastern time each day the New York Stock Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Fund.

HOW TO PURCHASE AND SELL SHARES

The Funds offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Funds' shares.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds distribute net investment income annually. Each Fund distributes its net capital gain, if any, at least annually. Distributions are automatically reinvested in additional Fund shares at the net asset value next determined unless you elect to have all distributions paid in cash.

                              FINANCIAL HIGHLIGHTS


The Financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned on an investment in the Fund (assuming reinvestment of dividends and distributions). This information has been audited by [__], whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                 Net Realized                Distributions


                                                     Net         and           Distributions from Net
NORWEST SELECT FUNDS                    Beginning    Investment  Unrealized    from Net      Realized      Ending
                                        Net          Income      Gain (Loss)   Investment    Gain          Net Asset   Return of
                                        Asset Value  (Loss)      on            Income        on            Value       Capital
                                                                 Investments                 Investments
INCOME FUND
January 1, 1998 to December 31, 1998    $11.06       $0.48       $0.53         ($0.47)       ($0.13)       $11.47     --
January 1, 1997 to December 31, 1997    $10.72       $0.56       $0.41         ($0.56)       ($0.07)       $11.06     --
January 1, 1996 to December 31, 1996    $10.98       $0.50       ($0.24)       ($0.50)       ($0.02)       $10.72     --
January 1, 1995 to December 31, 1995    $9.95        $0.33       $1.36         ($0.66)      --             $10.98     --
June 1, 1994 to December 31, 1994       $10.00       $0.33       ($0.38)      --            --             $9.95      --
INCOME EQUITY FUND
January 1, 1998 to December 31, 1998    $13.68       $0.18       $2.34         ($0.18)       ($0.02)       $16.00     --
January 1, 1997 to December 31, 1997    $10.91       $0.14       $2.79         ($0.14)       ($0.02)       $13.68     --
May 6, 1996 to December 31, 1996        $10.00       $0.08       $0.92         ($0.08)       ($0.01)       $10.91     --
VALUGROWTH STOCK FUND
January 1, 1998 to December 31, 1998    $17.26       $0.13       $2.66         ($0.13)      --             $19.92     --
January 1, 1997 to December 31, 1997    $14.36       $0.11       $3.26         ($0.11)       ($0.32)       $17.26      ($0.04)
January 1, 1996 to December 31, 1996    $12.04       $0.11       $2.32         ($0.11)      --             $14.36     --
January 1, 1995 to December 31, 1995    $9.81        $0.07       $2.30         ($0.14)      --             $12.04     --
June 1, 1994 to December 31, 1994       $10.00       $0.07       ($0.26)      --            --             $9.81      --
SMALL COMPANY STOCK FUND
January 1, 1998 to December 31, 1998    $12.77       $0.03       ($1.89)       ($0.03)      --             $10.88     --
January 1, 1997 to December 31, 1997    $13.50       $0.01       $1.24         ($0.01)       ($1.59)       $12.77      ($0.38)
January 1, 1996 to December 31, 1996    $11.21       $0.02       $3.51         ($0.02)       ($1.22)       $13.50     --
May 1, 1995 to December 31, 1995        $10.00       $0.06       $1.54         ($0.06)       ($0.33)       $11.21     --

------------------------------------------------------------------------------------------------------------------------------------
(a) The ratio of Gross  Expenses  to Average  Net Assets  does not  reflect  fee waivers  or  expense  reimbursements.
(b) Total Return  does not  reflect  any separate account charges under variable annuity contracts or life policies.
(c) Annualized.



    Ratio to Average Net Assets
------------------------------------


Net                                              Portfolio   Net Assets at
Investment  Net         Gross       Total        Turnover    End of Period
Income      Expenses    Expenses(a) Return(b)    Rate        (000's
                                                             Omitted)

5.83%       0.60%       1.33%       9.12%        122.86%     $22,199
6.00%       0.60%       1.97%       9.08%        179.37%     $9,229
6.05%       0.60%       2.52%       2.37%        125.23%     $5,959
6.33%       0.60%       4.67%       17.08%       54.04%      $3,090
6.45%(c)    0.60%(c)    9.31%(c)    (0.50%)      52.61%      $1,255

1.47%       0.80%       1.10%       18.42%       1.58%       $86,069
1.85%       0.80%       1.34%       26.90%       2.85%       $39,888
2.31%(c)    0.80%(c)    2.51%(c)    9.95%        4.20%       $9,415

0.81%       0.80%       1.25%       16.18%       16.94%      $35,816
0.87%       0.80%       1.50%       23.56%       34.58%      $21,764
1.08%       0.80%       2.02%       20.21%       37.57%      $10,583
1.24%       0.80%       3.81%       24.15%       25.44%      $4,793
1.67%(c)    0.80%(c)    8.00%(c)    (1.09%)      16.77%      $1,910

0.31%       0.80%       1.51%       (14.47%)     135.30%     $13,295
0.07%       0.80%       1.88%       9.87%        208.95%     $11,482
0.16%       0.80%       2.82%       31.47%       194.87%     $6,091
1.02%(c)    0.80%(c)    5.38%(c)    15.95%       51.16%      $2,027

You may request the following documents for more information about the Funds:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed  information  about the Fund,
including  its  operations  and  investment   policies.   The  Funds'  SAIs  are
incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting [__]:

BY MAIL:                  [__]

BY PHONE:                 For Information: (800) [__]
                          For Literature:  (800) [__]

Or you may view or obtain these documents from the SEC:

IN PERSON:                at the SEC's Public Reference Room in Washington, D.C.

BY PHONE:                 1-800-SEC-0330

BY MAIL:                  Public Reference Section
                          Securities and Exchange Commission
                          Washington, DC 20549-6009
                          (duplicating fee required)

ON THE INTERNET:  www.sec.gov

                              NORWEST SELECT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999


        ACCOUNT INFORMATION AND SHAREHOLDER SERVICING:                              DISTRIBUTION:
                 Norwest Bank Minnesota, N.A.
                        Transfer Agent                                     Forum Financial Services, Inc.
                     733 Marquette Avenue                                      Manager and Distributor
                  Minneapolis, MN 55479-0040                                     Two Portland Square
                 (612) 667-8833/(800) 338-1348                                  Portland, Maine 04101
                                                                                   (207) 879-1900


Norwest Select Funds is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended.

This Statement of Additional Information supplements the Prospectuses dated May 1, 1999 as may be amended from time to time, offering the shares of Income Fund, Income Equity Fund, ValuGrowthsm Stock Fund, and Small Company Stock Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ ONLY IN CONJUNCTION WITH A CORRESPONDING PROSPECTUS, COPIES OF WHICH MAY BE OBTAINED BY AN INVESTOR WITHOUT CHARGE BY CONTACTING THE DISTRIBUTOR AT THE ADDRESS LISTED ABOVE.


Each Fund is a series portfolio of Norwest Select Funds, a registered open-end, management investment company (the "Trust").

                                TABLE OF CONTENTS


INTRODUCTION..................................................................


GLOSSARY......................................................................


INVESTMENT POLICIES...........................................................


RISK CONSIDERATIONS...........................................................


INVESTMENT LIMITATIONS........................................................


PERFORMANCE AND ADVERTISING DATA..............................................


MANAGEMENT....................................................................


OTHER INFORMATION.............................................................


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS................................

                                  INTRODUCTION

BACKGROUND INFORMATION

The Trust was organized as a Delaware business trust on December 7, 1993. The Trust currently consists of four separate series.

Shares of the Trust currently are sold only to separate accounts ("Separate Accounts") of insurance companies ("Insurance Companies") to serve as the investment medium for variable life insurance policies and variable annuity contracts issued by the Insurance Companies (collectively the "Contracts"). The Funds serve as underlying investment vehicles for amounts invested in the Contracts.


The Separate Accounts, which are owners of the shares, invest in the shares in accordance with instructions received from the owners of the Contracts. Contract owners should consider that the investment experience of the Fund or Funds they select affects the value of and the benefits provided under their Contract. The Prospectus for the Contracts (which is not issued by the Trust) describes the relationship between increases or decreases in the net asset value of shares (and any distributions on the shares) and the benefits provided under a Contract.

The Fund's investment adviser is Norwest Investment Management, Inc. ("Norwest"), a subsidiary of Norwest Bank Minnesota, N.A. ("Norwest Bank"). Norwest Bank, a subsidiary of Wells Fargo & Company, serves as the Trust's transfer agent, dividend disbursing agent, and custodian.


Forum Financial Services, Inc. ("Forum"), a registered broker-dealer, serves as the Trust's manager and distributor of the Trust's shares.

                                    GLOSSARY

ADVISER means Norwest Investment Management, Inc., a subsidiary of Norwest Bank Minnesota, N.A., and the investment adviser to each Fund.

BOARD means the Board of Trustees of the Trust.

FAdS means Forum Administrative Services, LLC the Trust's administrator.

FITCH means Fitch IBCA, Inc.

FORUM means Forum Financial Services, Inc., a registered broker-dealer that is the Trust's manager and the distributor of the Trust's shares.

MOODY`S means Moody`s Investors Service.

NORWEST means Norwest Investment Management, Inc., the investment adviser to each Fund.

NORWEST BANK means Norwest Bank Minnesota, N.A.

NRSRO means a nationally recognized statistical rating organization.

SEC means the U.S. Securities and Exchange Commission.

S&P means Standard & Poor's Ratings Group.

U.S. GOVERNMENT SECURITIES means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

1933 ACT means the Securities Act of 1933, as amended.

1940 ACT means the Investment Company Act of 1940, as amended.


                               INVESTMENT POLICIES


The following discussion supplements the disclosure in the Prospectus concerning the Funds' investments, principal investment strategies and risks. Unless specifically stated otherwise, no Fund may make any investment or employ any investment technique or strategy not referenced in the Prospectus as relating to that Fund. For example, while the SAI describes "swap" transactions below, only those Funds whose investment policies, as described in the Prospectus, allow the Fund to invest in swap transactions may do so.


RATINGS AS INVESTMENT CRITERIA

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in the Appendix A to this SAI. The Funds may use these ratings when determining whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate, and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments but do not evaluate the risks of fluctuations in market value. Also, NRSROs may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

EQUITY SECURITIES
Equity securities include common stock, preferred stock, convertible securities, warrants, depositary receipts, shares of closed-end investment companies and equity-related securities. The market value of all securities, particularly equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. Overall economic and market conditions also impact an equity security's price. The market value of an equity security also may fluctuate based on changes in a company's financial condition. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment.

Equity securities owned by a Fund may be traded on a securities exchange or in the over-the-counter market and may not be traded every day or in the volume typical of securities traded on a major national securities exchange. As a result, disposition by a Fund of equity securities to meet redemptions by investors or otherwise may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over an extended period of time.

o COMMON STOCK. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

o PREFERRED STOCK. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

o CONVERTIBLE SECURITIES. Convertible securities are fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

          In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security's conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable nonconvertible securities and are subject to less fluctuations in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

o WARRANTS. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

o EQUITY-RELATED SECURITIES. Equity-related securities are securities whose interest and/or principal payment obligations are linked to a specified index of equity securities, or determined pursuant to specific formulas. A Fund may invest in these instruments when the securities provide a higher amount of dividend income than is available from a company's common stock. The amount received by an investor at maturity of these securities is not fixed but is based on the price of the underlying common stock, which may rise or fall. Adverse changes in the securities markets may reduce interest payments made under, and/or the principal of, equity-linked securities held by a Fund. In addition, it is not possible to predict how equity-related securities will trade in the secondary market or whether the market for the securities will be liquid.

o DEPOSITARY RECEIPTS. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. The Funds invest in depositary receipts in order to obtain exposure to foreign securities markets.

         Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

FIXED-INCOME SECURITIES
Fixed-income securities include corporate debt obligations, U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, guaranteed investment contracts, zero coupon securities, variable and floating rate securities, financial institution obligations, commercial paper, and participation interests.

o CORPORATE DEBT OBLIGATIONS. The Funds may invest in corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations. Commercial paper normally has a maturity of less than 9 months.

o U.S. GOVERNMENT SECURITIES. U.S. Government securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government securities may be supported by the full faith and credit of the United States (e.g., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation securities).

          Holders of U.S. Government securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

o MUNICIPAL SECURITIES. The states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitation districts) issue municipal securities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities generally are classified as bonds, notes and leases. Municipal securities may be zero-coupon securities.

          General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

          Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal notes also include longer-term issues that are remarketed to investors periodically, usually at one year intervals or less. Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Generally, the Funds will invest in municipal lease obligations through certificates of participation.

o STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

          The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

o         PUTS.   The  Funds  may  acquire  "puts"  with  respect  to  municipal securities. A put gives the Fund the right to sell the municipal security at a specified price at any time on or before a specified date. The Funds may sell, transfer or assign puts only in conjunction with the sale, transfer or assignment of the underlying securities. The amount payable to a Fund upon its exercise of a "put" is normally:
          (1) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
          (2) all interest accrued on the securities since the last interest payment date during that period.

          The Funds may acquire puts to facilitate the liquidity of portfolio assets. The Funds may use puts to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

o MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

          Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

          Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities. See "Risk Considerations."

o GOVERNMENT AND AGENCY MORTGAGE-RELATED SECURITIEs. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

          FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

o PRIVATELY ISSUED MORTGAGE-RELATED SECURITIEs. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

          Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

o STRIPPED MORTGAGE-RELATED SECURITIES. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets. The market values of these securities are extremely sensitive to prepayment rates.

o ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. A Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

o COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

          Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

          The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a "Z-tranche"). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

o CREDIT ENHANCEMENTS. To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these methods. The Funds will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities. Delinquency or loss in excess of that covered by credit enhancement protection could adversely affect the return on an investment in such a security.

o ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent. See "Risk Considerations." No Fund may invest more than 10% of its net assets in asset-backed securities that are backed by a particular type of credit, (e.g., credit card receivables).

o FOREIGN GOVERNMENT AND SUPRANATIONAL ORGANIZATIONS DEBT SECURITIEs. A Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries' political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the Adviser believes that the securities do not present risks inconsistent with the Fund's investment objective.

o GUARANTEED INVESTMENT CONTRACTs. Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

o ZERO-COUPON SECURITIES. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

          Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

o VARIABLE AND FLOATING RATE SECURITIES. Certain debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

          Many variable rate instruments include the right of the holder to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity.

          Variable and floating rate demand notes of corporations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time upon a specified period of notice.

          Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. A Fund will purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

          There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

o FINANCIAL INSTITUTION OBLIGATIONS. A Fund may invest in obligations of financial institutions, including certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce a Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposits to third parties.

          Each Fund may invest in securities of foreign issuers. Funds that invest in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

o PARTICIPATION INTERESTS. A Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest. A Fund will not invest more than 10% of its total assets in participation interests in which the Fund does not have demand rights.

BORROWING
Each Fund may borrow money in accordance with its investment policies set forth under "Investment Limitations." Interest costs on borrowings may offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. A Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. A Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and at a price reflecting a market rate of interest unrelated to the purchased security. During the term of a repurchase agreement, the Funds' custodian maintains possession of the purchased securities and any underlying collateral, which is maintained at not less than

100% of the repurchase price. Repurchase agreements allow a Fund to earn income on its uninvested cash for periods as short as overnight, while retaining the flexibility to pursue longer-term investments.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

LENDING FUND SECURITIES
Each Fund may lend Fund securities in an amount up to 33-1/3% of its total assets to brokers, dealers and other financial institutions. Securities loans must be continuously collateralized and the collateral must have market value at least equal to value of the Fund's loaned securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Funds will not lend portfolio securities to any officer, director, employee or affiliate of the Funds or an Adviser.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Each Fund may purchase or sell portfolio securities on a "when-issued," "delayed delivery" or "forward commitment" basis. When-issued securities may be purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. When these transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into these transactions only with the intention of actually receiving securities or delivering them, as appropriate. The Funds may dispose of the right to acquire these securities before the settlement date if deemed advisable. During the period between the time of commitment and settlement, no payment is made for the securities purchased and no interest or dividends on the securities accrue to the purchaser. At the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. The use of when-issued transactions and forward commitments enables a Fund to protect against anticipated changes in interest rates and prices, but also tends to increase the volatility of the Fund's net asset value per share. Except for dollar-roll transactions, a Fund will not purchase securities on a when-issued, delayed delivery or forward commitment basis if, as a result, more than 15% of its total assets would be committed to such transactions.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, a Fund might be required to complete when-issued or forward transactions at prices inferior to the current market values.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

ILLIQUID INVESTMENTS
No Fund may knowingly invest more than 15% of its net assets in illiquid investments. Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Fund to payment of principal within seven days.

An institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors usually will not seek to sell these instruments to the general public, but instead will often depend on either an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions therefore may not be determinative of the liquidity of such investments.

If unregistered securities are eligible for purchase by institutional buyers in accordance with applicable exemptions under guidelines adopted by the Board, the Adviser may determine that the securities are liquid. Under these guidelines, the Adviser must take into account: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment; (3) the number of dealers that have undertaken to make a market in the investment; (4) the number of other potential purchasers; and (5) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer.

Illiquid investments may be more difficult to value than liquid investments and the sale of illiquid investments generally may require more time and result in higher selling expenses than the sale of liquid investments. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Restrictions on resale may have an adverse effect on the marketability of illiquid investments and a Fund might also have to register certain investments in order to dispose of them, resulting in expense and delay.

SHORT SALES "AGAINST THE BOX"
All Funds may engage in short sales "against the box." A short sale is "against the box" to the extent that while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may in certain cases be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. If a Fund has unrealized gain with respect to a long position and enters into a short sale against-the-box, the Fund generally will be deemed to have sold the long position for tax purposes and thus will recognize gain.
Prohibitions on entering short sales other than against the box does not restrict a Fund's ability to use short-term credits necessary for the clearance of portfolio transactions and to make margin deposits in connection with permitted transactions in options and futures contracts.

OPTIONS AND FUTURES CONTRACTS
Each Fund may (1) purchase or sell (write) put and call options on securities to enhance the Fund's performance and (2) seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase through the writing and purchase of
exchange-traded  and  over-the-counter   options  on  individual  securities  or
securities or financial indices and through the purchase and sale of interest-rate futures contracts and options on those futures contracts. A Fund may only write options that are covered. To the extent a Fund invests in foreign securities, it may in the future invest in options on foreign currencies, foreign currency futures contracts and options on those futures contracts. These instruments are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the several options and futures exchanges on which futures and options are traded or the CFTC. No assurance can be given that any hedging or option income strategy will achieve its intended result. A Fund may enter into futures contracts only if the aggregate of initial margin deposits for open futures contract positions does not exceed 5% of its total assets.

o COVER FOR OPTIONS AND FUTURES CONTRACTS. A Fund will hold securities, currencies, or other options or futures positions whose values are expected to offset ("cover") its obligations under the transactions. A Fund will enter into a hedging strategy that exposes it to an obligation  to  another  party  only if the Fund  owns  either  (1) an offsetting  ("covered") position in the underlying security,  currency or options or futures  contract,  or (2) cash,  receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Each Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid debt securities and other permissible assets ("Segregated Assets") in a segregated account with the Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging or option income strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

          No Fund may purchase any call or related put option if the premiums associated with all the options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. Income Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets or sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets held by the Fund. In addition, the current market value of all open futures positions held by a Fund will not exceed 50% of its total assets.

o OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying assets, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

o OPTIONS ON STOCK INDICES. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that exercises of stock index options are effected with cash payments and do not involve delivery of securities (i.e., stock index options are settled exclusively in cash). Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

o OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

o FUTURES CONTRACTS AND INDEX FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed-upon price. A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

FOREIGN CURRENCY TRANSACTIONS
Each Fund may invest in foreign securities. Funds that make foreign investments may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The Funds have no present intention to enter into currency futures or options contracts, but may do so in the future. A Fund might take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

SWAPS, CAPS, FLOORS AND COLLARS
A Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate "caps," "floors," and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. A Fund would intend to use these transactions as a hedge and not as a speculative investment, and would enter into the transactions in order to shift the Fund's investment exposure from one type of investment to another.

A Fund may enter into interest rate protection transactions on an asset-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate protection transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Adviser is correct in its forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POSITION
When, in the judgment of the Adviser, market or economic conditions warrant, each Fund may assume a defensive position and temporarily hold cash or invest without limit in cash equivalents to retain flexibility in meeting redemptions, paying expenses and timing of new investments. These investments will be rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; (3) commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) shares of money market funds registered under the 1940 Act within the limits specified therein. To the extent that a Fund assumes a temporary defensive position, it may not be invested to pursue its investment objective.

Apart from temporary defensive purposes, a Fund may at any time invest a portion of its assets in cash and cash equivalents as described above.

                               RISK CONSIDERATIONS

COUNTERPARTY RISK
The Funds may be exposed to the risks of financial failure or insolvency of another party. To help reduce those risks, the Adviser, subject to the Board's supervision, monitors and evaluates the creditworthiness of counterparties to the Funds' transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal credit risks and the benefits from the transaction justify the attendant risks.

The use of repurchase agreements, securities lending, reverse repurchase agreements, interest rate protection transactions (such as swaps, caps, collars and floors), forward commitments (including dollar roll transactions) and forward contracts involving currencies present particular counterparty risk. In the event that bankruptcy, insolvency or similar proceedings were commenced against a counterparty while these transactions remained open or a counterparty defaulted on its obligations, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable, it may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Counterparty insolvency risk with respect to repurchase agreements is reduced by favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty. Those laws do not apply to securities lending, reverse repurchase agreements and dollar roll transactions, and therefore, those transactions involve more risk than repurchase agreements. For example, in the event the purchaser of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. As a result of entering into forward commitments and reverse repurchase agreements, as well as lending its securities, a Fund may be exposed to greater potential fluctuations in the value of its assets and net asset value per share.

FIXED-INCOME SECURITIES

o GENERAL. The market value of the interest-bearing fixed-income securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

          Yields on fixed-income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by the Funds may be supported by credit and liquidity enhancements, such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, generally domestic and foreign banks.

          The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

o CREDIT RISK. The Funds' investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, Income Fund will invest at least 80% of its total assets in debt securities that are rated in the top four long-term rating categories by an NRSRO or in the top two short-term rating categories by an NRSRO. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

          A Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

          A Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

o MORTGAGE-RELATED SECURITIES. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

          Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

o         ASSET-BACKED  SECURITIES.  Like mortgages underlying  mortgage-related
          securities,   the   collateral   underlying   assets  are  subject  to
          prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

o NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be of comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Funds may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and rely more heavily on the judgment of the Fund's Adviser.

          Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund's Adviser may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, the Fund's Adviser may be forced to sell the Fund's higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield/high risk securities.

FOREIGN SECURITIES
Beyond the investments discussed in the Funds' Prospectus, each Fund may invest in foreign securities. All investments, domestic and foreign, involve certain risks. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will also affect the value in U.S. Dollars of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund's income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. Dollars required to meet such expenses.

A Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Funds.

LEVERAGE
The Funds may use leverage in an effort to increase their returns. Leverage involves special risks and may involve speculative investment techniques.
Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage. The Funds also may purchase securities on margin or enter into short sales, although they have no current intention to do so. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs). The risks of leverage include a higher volatility of the net asset value of the Fund's interests and the relatively greater effect on the net asset value of the interests caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if a Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

o SEGREGATED ACCOUNTs. In order to attempt to reduce the risks involved in various transactions involving leverage, a Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The use of a segregated account in connection with leveraged transactions may result in a Fund's investment portfolio being 100% leveraged.

OPTIONS AND FUTURES CONTRACTS
A Fund's use of options and futures contracts subjects the Fund to certain unique investment risks. These risks include: (1) dependence on the Adviser's ability to correctly predict movements in the prices of individual securities and fluctuations in interest rates, the general securities markets and other economic factors; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective;
(3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions; (5) the possible need to defer closing out certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited losses when investing in futures contracts or writing options for which an offsetting position is not held.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. There are a limited number of options on interest rate futures contracts and exchange-traded options contracts on fixed income securities. The Funds may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

SMALL CAPITALIZATION STOCKS
Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rises more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

                             INVESTMENT LIMITATIONS


All investment policies of a Fund that are designated as fundamental may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of a Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval.

As part of its regular banking operations, Norwest Bank may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of Norwest Bank. A lending relationship will not be a factor in the selection of portfolio securities for a Fund.

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.


FUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations which are fundamental policies of the Fund and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the Prospectus).


         (1) DIVERSIFICATION: With respect to 75% of its assets, the Fund may not purchase a security (other than a U.S. Government security or shares of investment companies) if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer; provided, however, that each Fund may invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (2) CONCENTRATION: The Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided, however that there is no limit on investments in U.S. Government securities, repurchase agreements covering U.S. Government securities, foreign government securities, mortgage-backed or housing-related securities, municipal securities, and issuers domiciled in a single country; that financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance); that utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone); and that each Fund may invest all of a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.


         (3) BORROWING: Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests; but not in excess of 33 1/3% of the value of the Fund's total assets (as computed immediately after the borrowing).


         (4) ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities or more than 10% of the Fund's total assets in restricted securities.

         (5) ISSUANCE OF SENIOR SECURITIES: The Fund may not issue senior securities except to the extent permitted by the 1940 Act.

         (6) UNDERWRITING ACTIVITIES: The Fund may not underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         (7) MAKING LOANS: The Fund may not make loans, except the Fund may enter into repurchase agreements, purchase debt securities that are otherwise permitted investments and lend portfolio securities. No Fund will lend portfolio securities in excess of 33 1/3% of its total assets.

         (8) PURCHASES AND SALES OF COMMODITIES: The Fund may not purchase or sell physical commodities or contracts, options or options on contracts to purchase or sell physical commodities, provided that currencies and currency-related contracts and contracts on indices are not deemed to be physical commodities.

         (9) PURCHASES AND SALES OF REAL ESTATE: The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.



NONFUNDAMENTAL LIMITATIONS

Each Fund has adopted the following investment limitations, which are not fundamental policies of the Fund and may be changed by the Board without shareholder approval.

         (1) BORROWING: Borrowings for other than temporary or emergency purposes or meeting redemption requests may not exceed an amount equal to 5% of the Fund's net assets.

         (2) DIVERSIFICATION: Purchases of securities for the Fund also will be limited in accordance with the diversification requirements for insurance products established by section 817(h) of the Internal Revenue Code of 1986, as amended.

         (3) ILLIQUID SECURITIES: Each Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

         (4) OTHER INVESTMENT COMPANIES: No Fund may invest in securities of another investment company, except to the extent permitted by the 1940 Act.

         (5) UNSEASONED ISSUERS: The Fund may not invest in securities (other than fully collateralized debt obligations and eligible mortgage-backed and asset-backed securities) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if, as a result, more than 5% of the value of the Fund's total assets would be so invested; provided, that the Fund may invest all of a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         (6) PLEDGING: The  Fund  may   not  pledge,  mortgage,  hypothecate  or
          encumber any of its assets except to secure permitted borrowings.

         (7) INVESTMENTS BY OFFICERS AND TRUSTEES: The Fund may not invest in or hold securities of any issuer if, to the Trust's knowledge, officers and trustees of the Trust or the Adviser, individually owning beneficially more than one-half of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (8) OIL, GAS, AND MINERAL INVESTMENTS AND REAL ESTATE: The Fund may not invest in interests in oil, gas, or other mineral leases of interests in other mineral exploration or development programs, and the Fund may not invest in real estate limited partnerships.

         (9) SECURITIES WITH VOTING RIGHTS: Income Fund may not purchase securities having voting rights at the time of purchase, except securities of other investment companies.

                        PERFORMANCE AND ADVERTISING DATA


The Funds may quote performance in various ways. These quotations may from time to time be used in advertisements and shareholder/contractholder reports or other communications. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. Each Fund's net asset value fluctuates in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund's yield and total return (as well as any other performance measurement) fluctuates in response to market conditions and other factors.

In performance advertising, each Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., IBC/Donoghue, Inc. or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to, Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley - Europe, Australian and Far East Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Corporate Index, Salomon Brothers Bond Index, Shearson Lehman Bond Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, on changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Performance figures for a Fund do not include fees and charges of the Separate Accounts or Contracts, including mortality and expense risk charges. A Fund will not advertise its performance unless such advertisement is accompanied by information reflecting the performance of the applicable Separate Account.

SEC YIELD CALCULATIONS


Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that each Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of a Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.


Standardized yields for the Funds used in advertising are computed by dividing a Fund's dividend and interest earned (in accordance with specific standardized rules) for a given 30 days or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income in accordance with specific standardized rules) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to municipal securities purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis . In general, interest income is increased with respect to municipal securities purchased at original issue at a discount by adding a portion of the discount to daily income.
Capital gains and losses generally are excluded from these calculations.

Income calculated for the purpose of determining each Fund's standardized yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

         P(1+T)n = ERV

         Where:
                  P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

         Where:
                  PT = period total return.

The other definitions are the same as in average annual total return above.


The average annual total return of each class of each Fund for the periods ended December 31, 1998 was as follows. The actual dates of the commencement of each Fund's operations is listed in the Fund's financial statements.


                                        ONE YEAR      FIVE YEARS         TEN YEARS          SINCE INCEPTION


INCOME FUND                             9.12%           N/A                 N/A                 7.94%

INCOME EQUITY FUND                      18.42%          N/A                 N/A                 20.71%

VALUGROWTH STOCK FUND                   16.18%          N/A                 N/A                 17.57%

SMALL COMPANY STOCK FUND                -14.47%N/A      N/A                 N/A                 10.26%


                                   MANAGEMENT


The Trustees and officers of the Trust and their principal occupations during the past five years and age as of the date of this SAI are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

JOHN Y. KEFFER, Chairman and President,* Age 56.

          President  and Owner,  Forum  Financial  Services,  Inc. (a registered broker-dealer), Forum Administrative Services, Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent), and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc. or its affiliates serves as manager, administrator or distributor. His address is Two Portland Square, Portland, Maine 04101.

ROBERT C. BROWN, Trustee,* Age 67.

          Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993.
          Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation (the former parent of Norwest), until 1991. His address is 1431 Landings Place, Sarasota, Florida 34231.

DONALD H. BURKHARDT, Trustee, Age 72.


          Principal of The Burkhardt Law Firm. His address is 777 South Steele Street, Denver, Colorado 80209.


JAMES C. HARRIS, Trustee, Age  78.


          President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating trustee and former Director of First Midwest Corporation (a small business investment company). His address is 6950 France Avenue South, Minneapolis, Minnesota 55435.


RICHARD M. LEACH, Trustee, Age  65.


          President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor
          Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company). His address is P.O. Box 1888, New London, New Hampshire 03257.

JOHN S. MCCUNE,* Trustee, Age  53.

          President,   Norwest  Investment   Services,   Inc.  (a  broker-dealer
          subsidiary of Norwest Bank). His address is 608 2nd Avenue South, Minneapolis, Minnesota 55479.

TIMOTHY J. PENNY, Trustee, Age 46.


          Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District. His address is 500 North State Street, Waseca, Minnesota 56095.


DONALD C. WILLEKE, Trustee, Age 58.


          Principal of the law firm of Willeke & Daniels. His address is 201 Ridgewood Avenue, Minneapolis, Minnesota 55403.


SARA M. MORRIS, Vice President and Treasurer, Age  35.


          Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Morris was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.


DAVID I. GOLDSTEIN, Vice President and Secretary, Age  37.


          Managing Director and General Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Mr. Goldstein is also an officer of various registered investment companies for which Forum

          Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

THOMAS G. SHEEHAN, Vice President and Assistant Secretary, Age 44.


          Managing Director and Counsel, Forum Financial Services, Inc., with which he has been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the SEC. Mr. Sheehan is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

PAMELA J. WHEATON, Assistant Treasurer, Age 39.

          Manager - Tax and Compliance Group, Forum Financial Services, Inc., with which she has been associated since 1989. Ms. Wheaton is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DON L. EVANS, Assistant Secretary, Age  50.


          Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1995. Prior thereto, Mr. Evans was associated with the law firm of Bisk & Lutz and prior thereto was associated with the law firm of Weiner & Strother. Mr. Evans is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine.


EDWARD C. LAWRENCE, Assistant Secretary, Age  29.


          Fund Administrator, Forum Financial Services, Inc., with which he has been associated since 1997. Prior thereto, Mr. Lawrence was a self-employed contractor on antitrust cases with the law firm of White & Case. After graduating from law school, from 1994-1996, Mr. Lawrence worked as an assistant public defender for the Missouri State Public Defender's Office. His address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION

Each trustee of the Trust is paid a quarterly retainer fee of $5000 for the Trustee's service to the Trust and to Norwest Advantage Funds, a separate registered open-end management investment company in the same "complex" for which each Trustee serves as Trustee. In addition, each Trustee is paid $3000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board, except that Messrs. Keffer and McCune receive no compensation for their services as Trustee, and no officer of the Trust is compensated by the Trust.

Mr. Burkhardt, Chairman of the Trust's and Norwest Funds' audit committees, receives additional compensation of $6,000 from the Trust and Norwest Advantage Funds, allocated pro rata between the Trust and Norwest Advantage Funds based upon relative net assets, for his services as Chairman.

The following table provides the aggregate compensation paid to the trustees of the Trust by the Trust and Norwest Funds combined. Information is presented for the year ended December 31, 1998, the fiscal year end of portfolios of the Trust.

                                                                                       TOTAL COMPENSATION
                                                         TOTAL COMPENSATION              FROM THE TRUST

                                                           FROM THE TRUST               AND NORWEST FUNDS


Mr. Brown                                                     $190.45                        $35,000
Mr. Burkhardt                                                 $223.23                        $41,000
Mr. Harris                                                    $158.62                        $29,000
Mr. Leach                                                     $190.45                        $35,000
Mr. Penny                                                     $190.45                        $35,000
Mr. Willeke                                                   $190.45                        $35,000


Neither the Trust or Norwest Advantage Funds has adopted any from of retirement plan covering trustees or officers.


INVESTMENT ADVISORY SERVICES

NORWEST INVESTMENT MANAGEMENT, INC.
The Adviser is required to furnish at its expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. Under its advisory agreements, the Adviser may delegate its responsibilities to any investment subadviser approved by the Board and the shareholders of the respective Fund with respect to all or a portion of the assets of the Fund.

The investment advisory agreement between each Fund and the Adviser continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the trustees who are not parties to the investment advisory agreement or interested persons of any such party, at a meeting called for the purpose of voting on the investment advisory agreement.

The investment advisory agreement is terminable without penalty with respect to a Fund on 60-days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60-days' written notice, and will automatically terminate in the event of its assignment. The investment advisory agreements also provide that, with respect to each Fund, neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement. The investment advisory agreements provide that the Adviser may render service to others.

The advisory fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee with respect to each Fund. The following table shows the dollar amount of fees payable under the investment advisory agreements between the Adviser and the Trust with respect to each Fund, the amount of each fee that was waived by Norwest, if any, and the actual fee received by the Adviser. The data is for the past three fiscal years.


                                                     ADVISORY FEE PAYABLE   ADVISORY FEE WAIVED    ADVISORY FEE RETAINED
INCOME FUND
Year Ended December 31, 1998                               $89,772                $79,229                 $10,543
Year Ended December 31, 1997                               $44,422                $44,422                   $0
Year Ended December 31, 1996                               $25,920                $25,920                   $0

INCOME EQUITY FUND
Year Ended December 31, 1998                               $507,440               $66,981                $440,459
Year Ended December 31, 1997                               $172,660               $62,502                $110,158
Period Ended December 31, 1996                             $23,198                $23,198                   $0

VALUGROWTH STOCK FUND
Year Ended December 31, 1998                               $234,312               $72,118                $162,194
Year Ended December 31, 1997                               $61,011                $61,011                   $0
Year Ended December 31, 1996                               $24,138                $23,138                   $0

SMALL COMPANY STOCK FUND
Year Ended December 31, 1998                               $101,914               $65,543                 $36,371
Year Ended December 31, 1997                               $66,869                $62,651                 $4,218
Year Ended December 31, 1996                               $31,252                $31,252                   $0


ADMINISTRATION AND MANAGEMENT
Forum Administrative Services, LLC ("FadS") and Forum supervise the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the Trust's transfer agent and custodian and arranging for maintenance of books and records of the Trust) and provides the Trust with general office facilities pursuant to separate administration and management agreements.

Each of the administration and management agreements will continue in effect only if such continuance is specifically approved at least annually by the Board or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the management agreement or interested persons of any such party.

Each of the administration and management agreements terminate automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice. The administration and management agreements also provide that, with respect to each Fund, neither FAdS or Forum, respectively, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's or their duties or by reason of reckless disregard of its or their obligations and duties under the management agreement.


Forum is also the Trust's distributor and acts as the agent of the Trust in connection with the offering of Shares of each Fund on a "best efforts" basis pursuant to a distribution agreement.


For their services under each of the administration and management agreements, each of FAdS and Forum is compensated at an annual rate of 0.05% of each Fund's average daily net assets. Administration and management fees are accrued daily and paid monthly. FadS and Forum, in their sole discretion, may waive all or any portion of their administration and management fee, respectively with respect to each Fund. The following tables show the dollar amount of fees payable under the administration and management agreements between each of FAdS and Forum and the Trust with respect to each Fund, the amount of fee that was waived by FAdS and Forum, if any, and the actual fee received by FAdS and Forum. The data are for the past three fiscal years.



                                                     ADMINISTRATION FEE     ADMINISTRATION FEE      ADMINISTRATION FEE
                                                           PAYABLE                 WAIVED                RETAINED
INCOME FUND
Year Ended December 31, 1998                        $14,962                $14,962                 $0
Year Ended December 31, 1997                        $11,299                $4,190                  $7,109
Year Ended December 31, 1996                        $8,640                 $8,640                  $0

INCOME EQUITY FUND
Year Ended December 31, 1998                        $63,430                $63,430                 $0
Year Ended December 31, 1997                        $30,354                $13,235                 $17,119
Period Ended December 31, 1996                      $5,799                 $5,799                  $0

VALUGROWTH STOCK FUND
Year Ended December 31, 1998                        $29,290                $29,290                 $0
Year Ended December 31, 1997                        $23,565                $9,364                  $14,201
Year Ended December 31, 1996                        $15,253                $15,253                 $0

SMALL COMPANY STOCK FUND
Year Ended December 31, 1998                        $12,740                $12,740                 $0
Year Ended December 31, 1997                        $12,351                $4,876                  $7,475
Year Ended December 31, 1996                        $1,916                 $1,916                  $0


                                                       MANAGEMENT FEE      MANAGEMENT FEE WAIVED      MANAGEMENT FEE
                                                           PAYABLE                                       RETAINED
INCOME FUND
Year Ended December 31, 1998                        $14,962                $14,962                 $0
Year Ended December 31, 1997                        $11,299                $4,190                  $7,109
Year Ended December 31, 1996                        $8,640                 $8,640                  $0

INCOME EQUITY FUND
Year Ended December 31, 1998                        $63,430                $63,430                 $0
Year Ended December 31, 1997                        $30,354                $13,235                 $17,119
Period Ended December 31, 1996                      $5,799                 $5,799                  $0

VALUGROWTH STOCK FUND
Year Ended December 31, 1998                        $29,290                $29,290                 $0
Year Ended December 31, 1997                        $23,565                $9,364                  $14,201
Year Ended December 31, 1996                        $15,253                $15,253                 $0

SMALL COMPANY STOCK FUND
Year Ended December 31, 1998                        $12,740                $12,740                 $0
Year Ended December 31, 1997                        $12,351                $4,876                  $7,475
Year Ended December 31, 1996                        $1,916                 $1,916                  $0


TRANSFER AGENT AND CUSTODIAN
Norwest Bank serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Trust performs other transfer agency and shareholder service functions, and acts as dividend disbursing agent for the Trust. Norwest Bank also serves as the Trust's custodian (in this capacity "Custodian") and may appoint certain subcustodians to act as custodian for the foreign securities and other assets held in foreign countries of those Funds that invest in foreign securities. The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, determining income and collecting interest on Fund investments.

Pursuant to rules adopted under the 1940 Act, each Fund may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The custodian employs qualified foreign subcustodians to provide custody of the Funds' foreign assets in accordance with applicable regulations.

For its services as Transfer Agent, Norwest Bank is compensated at an annual rate of 0.05% of each Fund's average daily net assets. For its services as Custodian, Norwest Bank is paid an account administration fee plus securities holding and transaction fees which, collectively, may not exceed an annual rate of 0.05% of each Fund's average daily net assets. The transfer agency agreement and custodian agreement between the Trust and Norwest Bank each will continue in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements.

Transfer agent fees are accrued daily and paid monthly. Norwest Bank, in its sole discretion, may waive all or any portion of its transfer agent fee with respect to each Fund. The following table shows the dollar amount of transfer agent fees payable to Norwest Bank, the amount of the fee that was waived by Norwest Bank, if any, and the actual fee received by Norwest Bank. The data is for the past three fiscal years.



                                               TRANSFER FEE PAYABLE    TRANSFER FEE WAIVED    TRANSFER FEE RETAINED
INCOME FUND
Year Ended December 31, 1998                        $11,970                $11,970                 $0
Year Ended December 31, 1997                        $7,404                 $7,404                  $0
Year Ended December 31, 1996                        $3,456                 $3,456                  $0

INCOME EQUITY FUND
Year Ended December 31, 1998                        $50,744                $50,744                 $0
Year Ended December 31, 1997                        $21,583                $21,583                 $0
Period Ended December 31, 1996                      $2,320                 $2,320                  $0

VALUGROWTH STOCK FUND
Year Ended December 31, 1998                        $23,431                $23,431                 $0
Year Ended December 31, 1997                        $15,835                $15,835                 $0
Year Ended December 31, 1996                        $6,101                 $6,101                  $0

SMALL COMPANY STOCK FUND
Year Ended December 31, 1998                        $10,191                $10,191                 $0
Year Ended December 31, 1997                        $8,359                 $8,359                  $0
Year Ended December 31, 1996                        $3,125                 $3,125                  $0

DISTRIBUTION
Forum is also the Trust's distributor and acts as the agent of the Trust in connection with the offering of Shares of each Fund on a "best efforts" basis pursuant to a distribution agreement.


PORTFOLIO ACCOUNTING
Forum Accounting Services, LLC ("FAcS"), an affiliate of Forum, performs portfolio accounting services for each Fund pursuant to a fund accounting agreement with the Trust. The fund accounting agreement continues in effect only if such continuance is specifically approved at least annually by the Board or by a vote of the shareholders of the Trust and in either case by a majority of the Trustees who are not parties to the fund accounting agreement or interested persons of any such party, at a meeting called for the purpose of voting on the fund accounting agreement.

Under its agreement, FAcS prepares and maintains books and records of each Fund on behalf of the Trust that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund and dividends and capital gain distributions and prepares periodic reports to shareholders and the SEC. For its services, FAcS receives from the Trust with respect to each Fund a fee of $36,000 per year. In addition, FAcS is paid an additional $12,000 per year with respect to Funds with more than 25% of their total assets invested in asset-backed securities, that have more than 100 security positions or that have a monthly portfolio turnover rate of 10% or greater.

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and the Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FAcS by a duly authorized officer of the Trust. This indemnification does not apply to FAcS's actions or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

The following table shows the dollar amount of fund accounting fees payable with respect to each Fund, the amount of fee that was waived, if any, and the actual fee received. The data is for the past three fiscal years.


                                                ACCOUNTING FEE      ACCOUNTING FEE WAIVED      ACCOUNTING FEE
                                                   PAYABLE                                        RETAINED
INCOME FUND
Year Ended December 31, 1998                        $44,000                $0                      $44,000
Year Ended December 31, 1997                        $52,800                $10,500                 $42,300
Year Ended December 31, 1996                        $38,000                $8,000                  $30,000

INCOME EQUITY FUND
Year Ended December 31, 1998                        $38,000                $0                      $38,000
Year Ended December 31, 1997                        $37,800                $2,500                  $35,300
Period Ended December 31, 1996                      $23,516                $3,919                  $19,597

VALUGROWTH STOCK FUND
Year Ended December 31, 1998                        $39,000                $0                      $39,000
Year Ended December 31, 1997                        $37,800                $2,500                  $35,300
Year Ended December 31, 1996                        $38,000                $8,000                  $30,000

SMALL COMPANY STOCK FUND
Year Ended December 31, 1998                        $44,000                $0                      $44,000
Year Ended December 31, 1997                        $48,800                $6,500                  $42,300
Year Ended December 31, 1996                        $46,000                $16,000                 $30,000


OTHER INFORMATION

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION Shares of each Fund are sold on a continuous basis.


The Trust may redeem shares involuntarily, from time to time, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the shares as provided in the Prospectus.


Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund and its shareholders. If payment for Shares redeemed is made wholly or partially in portfolio securities, brokerage costs may be incurred by the shareholder in converting securities to cash.

DETERMINATION OF NET ASSET VALUE
Securities owned by a Fund for which market quotations are readily available are valued at current market value. The Funds value their securities as follows. A security listed or traded on an exchange is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any such sales on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which OTC market quotations are readily available generally are valued at the mean of the current bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board. Debt securities may be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. All assets and liabilities of a Fund denominated in foreign currencies are converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank.

Under procedures adopted by the Board, a net asset value for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a net asset value determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original net asset value and the recalculated net asset value divided by the recalculated net asset value is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

PORTFOLIO TRANSACTIONS

Investment decisions for the Funds will be made independently from those for any other client account or investment company that is or may in the future become managed by Norwest, or its affiliates. Investment decisions are the product of many factors including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Norwest's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by an Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount.


Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions except in the OTC markets. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to a Fund. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. Where transactions are executed in the OTC market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Funds will attempt to negotiate best execution.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with securities transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for a Fund: (1) to the Fund; or
(2) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Funds, and Adviser's fees are not reduced by reason of the Adviser's receipt of the research services.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to the obligation to seek the most favorable price and execution available and such other policies as the Board may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.


Subject to the general policies regarding allocation of portfolio brokerage as set forth above, the Board has authorized the Adviser to employ affiliates to effect securities transactions of the Funds, provided certain other conditions are satisfied. Payment of brokerage commissions to an affiliate of the Adviser for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. It is the Funds' policy that commissions paid to Norwest and other affiliates of the Adviser will, in the judgment of the Advisers, be: (1) at least as favorable as commissions contemporaneously charged by the affiliate on comparable transactions for its most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Board, including a majority of the non-interested Trustees, has adopted procedures to ensure that commissions paid to affiliates of the Adviser by the Funds satisfy the foregoing standards.

The following table shows the dollar amount of brokerage commissions paid by each Fund. The data is for the past three fiscal years.


For the fiscal year ended December 31, 1998, ValuGrowth Stock Fund paid to its affiliate Norwest Investment Services, Inc. aggregate brokerage commissions of less than 1% of the Trust's aggregate brokerage commissions.


                                                      AGGREGATE COMMISSIONS PAID
INCOME FUND
Year Ended December 31, 1998                                 $0
Year Ended December 31, 1997                                 $0
Year Ended December 31, 1996                                 $0

INCOME EQUITY FUND
Year Ended December 31, 1998                                 $51,165
Year Ended December 31, 1997                                 $45,755
Period Ended December 31, 1996                               $15,664

VALUGROWTH STOCK FUND
Year Ended December 31, 1998                                 $22,615
Year Ended December 31, 1997                                 $27,568
Year Ended December 31, 1996                                 $21,307

SMALL COMPANY STOCK FUND
Year Ended December 31, 1998                                 $35,757
Year Ended December 31, 1997                                 $34,734
Year Ended December 31, 1996                                 $12,579

         During their last fiscal year, certain Funds acquired securities issued by their "regular brokers and dealers" or the parents of those brokers and dealers. Regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Following is a list of the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of December 31, 1998.


                                                    REGULAR BROKER                       VALUE OF SECURITIES
                                                       OR DEALER                                 HELD

INCOME FUND                              Morgan Stanley & Co.                   $339,000
                                         Lehman Brothers, Inc.                  $126,000
                                         Norwest Cash Investment Fund           $368,000
INCOME EQUITY FUND                       J.P. Morgan & Co., Inc.                $1,705,000
                                         American Express/IDS Securities Corp.
                                                                                $1,701,000
                                         Nationsbanc Montgomery Secuities,
                                         Inc.                                   $3,033,000
VALUGROWTH STOCK FUND                    Chase Manhattan Corp.                  $408,000
                                         SunAmerica Capital Services, Inc.      $554,000
                                         State Street Corp.                     $529,000
                                         Dreyfus Cash Management                $1,470,000
                                         Institutional Funds Group              $1,593,000
                                         First Union Corp.                      $456,000
                                         Bank America Corp.                     $421,000
                                         Banc One Capital Corp.                 $276,000
SMALL COMPANY STOCK FUND                 Fidelity Money Market Fund             $386,000
                                         Provident Money Market Fund            $235,000

TAXATION


Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, each Fund generally must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (2) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government Securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purpose of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies); and (3) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year. In addition, each Fund must satisfy another tax diversification test at the end of each calendar quarter pursuant to Code section 817(h).

As a regulated investment company, a Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gain. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar-year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute (or be deemed to have distributed) during each calendar year: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 for the calendar year (adjusted for certain ordinary losses); and (3) all ordinary income and capital gains for previous years that were not distributed during such years. Each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gain in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of a shareholder. Distributions of net capital gain will be treated as long term capital gain in the hands of a shareholder regardless of the length of time a shareholder may have held the shares. Any distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such distribution. Furthermore, a distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable as described above. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.


If a Fund invests in shares of a "passive foreign investment company", the Fund may be subject to U.S. Federal income tax on a portion of an "excess distribution" from, or the gain from the sale of part or all of the shares in such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distribution or gain.

Certain investments by a Fund, including investments in zero coupon debt instruments, may cause the Fund to recognize income in a period in which no corresponding cash or other payment is received. Such amounts will nonetheless generally be required to be distributed in the period in which recognized.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

With respect to OTC put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by such Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by such Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle;
(2) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

The diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts and swap contracts.

INDEPENDENT AUDITORS

[          ], 99 High Street,  Boston, MA 02110,  independent auditors,  acts as auditors for the Trust and has since the Trust commenced operations.

OWNERSHIP OF FUND SHARES

As of [MAY 1, 1998], the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding Shares of each Fund. The Trust has been advised that no Account Owner owns beneficially in excess of [5%] of any Fund.

As of [APRIL 15, 1998], Fortis Benefits Insurance Co., P.O. Box 64271, St. Paul, MN 55164 ("Fortis") owned of record Shares of the Funds in the amounts and percentages listed:

FUND                                                        SHARE BALANCE                   % OF FUND


Income Fund

Income Equity Fund

ValuGrowth Stock Fund

Small Company Stock Fund

As of [APRIL 15, 1998], Fortis owned in excess of [99%] of the outstanding shares of each Fund.


ADDITIONAL INFORMATION ABOUT THE TRUST
Currently, the Trust is divided into four separate series. The Trust has received an order from the SEC permitting the issuance and sale of separate classes of shares representing interests in each of the Trust's existing Funds, but to date, no Fund has issued separate classes of shares.

The Trust's shareholders are not personally liable for the obligations of the Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states, including Texas. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Trust's shareholders to liability. To guard against this risk, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Trust or its Trustees, and provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability is in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the Board believes that the risk of personal liability to a Trust shareholder is extremely remote.


VARIABLE CONTRACT CHARGES. Performance figures of the Funds are calculated in accordance with SEC requirements and do not include charges by Separate Accounts that invest in the Funds' shares such as recurring fees charged to all contract holders accounts. Fund performance information must be presented in conjunction with performance information relating to the Contracts. Purchasers of Contracts issued by Insurance Companies should therefore recognize that the yield and total return on the Separate Account assets relating to their Contract which is invested in Shares of any of the Funds would be lower than the yield and total return of the Fund for the same period.

BANKING LAW MATTERS
Federal banking laws and regulations generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company. Forum believes that the Adviser and any other bank or bank affiliate may perform the services described in the Prospectus or similar services without violating applicable federal banking laws or regulations.

Federal or state statutes or regulations and judicial or administrative decisions or interpretations relating to the activities of banks and their affiliates, however, could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by the Prospectus. In this event, changes in the operation of the Trust might occur. It is not expected that shareholders would suffer any material adverse financial consequences as a result of any of these occurrences.

SHAREHOLDER VOTING AND OTHER RIGHTS

Each Fund Share has equal dividend, distribution, liquidation and voting rights, and fractional Shares have those rights proportionately. Delaware law does not require a registered investment company to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or Delaware law. Shareholders and Trustees have available certain procedures for the removal of trustees.

Shareholders of the Trust are given certain voting rights. Each Fund Share is given one vote, unless a different allocation of voting rights is required under applicable law for an open-end investment company that is an investment medium for variable insurance products. Fund shareholders will vote shares in the Separate Accounts as required by law and interpretations thereof, as may be amended or changed from time to time. Under current law and interpretations thereof, an Insurance Company is generally required to request voting instructions from Contract owners and to vote shares in the Separate Account in proportion with the voting instructions received. Under certain circumstances, however, an Insurance Company may disregard voting instructions received from Contract owners. Contract owner voting rights are described in the Prospectus for the Contracts.

There are no conversion or preemptive rights in connection with Shares of the Trust. All shares when issued in accordance with the terms of their offering will be fully paid and nonassessable by the Trust. Shares are redeemable at net asset value. Upon redeeming shares of the Fund, a record shareholder will receive the portion of the Fund's net assets represented by the redeemed Shares.

As of [MAY 1, 1998], Fund shares were sold only to Separate Accounts of Fortis. As of that date, Fortis owned substantially all of the outstanding shares of each Fund.


FINANCIAL STATEMENTS

The financial statements of each Fund as of and for the year ended [DECEMBER 31, 1998] (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, schedules of investments and the independent auditors' report thereon) are included in the Annual Report to Shareholders of the Trust and are incorporated herein by reference.


REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

MUNICIPAL AND CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
Moody's rates municipal and corporate bond issues, including convertible issues, as follows:

Bonds which are rated AAA are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in AAA securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the AA, A, BAA, BA or B groups which Moody's ranks in the higher end of its generic rating category are designated by the symbols AA1, A1, BAA1, BA1 and B1.


STANDARD & POOR'S ("S&P")
S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. The capacity to meet the financial commitment on the obligation is extremely strong.

Bonds rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the highest-rated issues only in small degree.

Bonds rated A have a strong capacity to meet the financial commitment on the obligation, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated in higher-rated categories.

Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation than in higher-rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated BB have less vulnerability to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation.

Bonds rated B are more vulnerable to nonpayment then bonds rated BB, but currently have the capacity to meet the financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation.

Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to meet the financial commitment on the obligation.

Bonds rated CC are currently highly vulnerable to nonpayment.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments are being continued.

Bonds are rated D when the issue is in payment default. The D rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The D rating will also be used upon the filing of the bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+)or minus (-) sign to show the relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")
Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

PREFERRED STOCK
MOODY'S
Moody's rates preferred stock as follows:

An issue rated AAA is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

An issue rated AA is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

An issue rated A is considered to bean upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the AAA and AA classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated BAA is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated BA is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated B generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated CAA is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated CA is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P
S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH
Fitch utilizes the same ratings criteria in rating preferred stock as it does in rating corporate bond issues, as described earlier in this Appendix.

SHORT TERM MUNICIPAL LOANS
MOODY'S. Moody's highest rating for short-term municipal loans is MIG 1/VMIG 1. A rating of MIG 1/VMIG 1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Loans bearing the MIG 2/VMIG 2 designation are of high quality. Margins of protection are ample although not so large as in the MIG 1/VMIG 1 group. A rating of MIG 3/VMIG 3 denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. A rating of MIG 4/VMIG 4 denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest. Issues rated SP-3 have speculative capacity to pay principal and interest.

FITCH. short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Short-term issues rated F-1+ are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1.

SHORT TERM DEBT (INCLUDING COMMERCIAL PAPER)

MOODY'S

Moody's two highest ratings for short-term debt, including commercial paper, are PRIME-1 and PRIME-2. Both are judged investment grade, to indicate the relative repayment capacity of rated issuers.

Issuers rated PRIME-1 have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated PRIME-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 designation indicates the highest category and that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5. Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D. Default. Issues assigned this rating are in actual or imminent payment default.

LOC. The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS


(a) Trust Instrument of Registrantdated December 8, 1993 (see Note 1).

(b) By-Laws of Registrant dated December 7, 1993 (see Note 1).

(c)  Certificate  for shares of beneficial  interest of the Registrant (see Note
1).

(d)(1) Investment advisory Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to Value Growth Stock Fund, Intermediate Bond Fund and Adjustable U.S. Government Reserve Fund dated as of June 1, 1994 (see Note 1).

(2) Investment Advisory Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to Small Company Stock Fund dated as of May 1, 1995 (see Note 2).

(3) Investment Advisory Agreement between Registrant and Norwest Bank Minnesota, N.A. relating to Income Equity Fund dated as of April 27, 1996 (see Note 2).

(4)       Investment  Subadvisory  Agreement  among  Registrant,   Norwest  Bank
          Minnesota, N.A. and Crestone Capital Management, Inc. relating to Small Company Stock Fund dated as of April 24, 1995 (see Note 1).

(e)       Distribution   Agreement   between   Registrant  and  Forum  Financial
          Services, Inc. dated as of June 1, 1994 and amended April 27, 1996 (see Note 1).

(f)       Not Applicable.


(g) Custodian Agreement between Registrant and Norwest Bank Minnesota, N.A. dated as of June 1, 1994 (see Note 1).

(h)(1) Management Agreement between Registrant and Forum Financial Services, Inc. dated as of June 1, 1994 (see Note 1).

(2) Form of Transfer Agency Agreement between Registrant and Norwest Bank Minnesota, N.A. (see Note 1).

(3) Fund Accounting Agreement between Registrant and Forum Financial Corp. dated as of November 17, 1995 (see Note 1).

(i)       Opinion of Seward & Kissel (see Note 1).

(j)       Not Applicable.


(k)       None.


(l) Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (see Note 1).


(m)       Not Applicable.


(n)
          Financial Data Schedules (filed herewith).


(o)      Not Applicable.

Other Exhibits:


      Power of Attorney, Donald H. Burkhardt, Trustee of the Trust (see Note 1).

      Power of Attorney, James C. Harris, Trustee of the Trust (see Note 1).

      Power of Attorney, Richard M. Leach, Trustee of the Trust (see Note 1).

      Power of Attorney, Robert C. Brown, Trustee of the Trust (see Note 1).

      Power of Attorney, Donald C. Willeke, Trustee of the Trust (see Note 1).

      Power of Attorney, Timothy J. Penny, Trustee of the Trust (see Note 1).

      Power of Attorney, John Y. Keffer, Trustee of the Trust (see Note 1).

      Power of Attorney, John C. McCune, Trustee of the Trust (see Note 2).


---------------
Note:


1 Exhibit incorporated by reference as filed in Post-Effective Amendment No. 4 via EDGAR on May 1, 1996, accession number 0000912057-96-007759.

2         Exhibit incorporated by reference as filed in Post-Effective Amendment
          No.   7   via   EDGAR   on   April   30,   1998,    accession   number
          0001004402-98-000271.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25.  INDEMNIFICATION


The general effect of Section 10.02 of Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent that the description above is in any way inconsistent with the provisions of Section 10.02 of Registrant's Trust Instrument, contained in this registration statement as Exhibit 1, the provisions of Section 10.2 shall govern.


The Registrant's Investment Advisory Agreement and Distribution Agreement provide that Registrant's investment advisers and principal underwriter are protected against liability to the extent permitted by Section 17(i) of the Investment Company Act of 1940. Similar provisions are contained in the
Management Agreement and Transfer Agency and Fund Accounting Agreement. Registrants principal underwriter is also provided with indemnification against various liabilities and expenses under Section 2(f) of the Distribution Agreement between the Registrant and the principal underwriter; provided, however, that in no event shall the indemnification provision be construed as to protect the principal underwriter against any liability to Registrant or its security holders to which the principal underwriter would otherwise be subject by reason of willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under Section 2 of the Distribution Agreement. Registrant's Transfer Agent and certain related individuals are also provided with indemnification against various liabilities and expenses under Section 21 of the Transfer Agency Agreement between the Registrant and the Transfer Agent; provided, however, that in no event shall the transfer agent or such persons be indemnified against any liability or expense that is a direct result of willful malfeasance, bad faith, or gross negligence by the Transfer Agent or such persons. Registrant's Custodian and certain related individuals are also provided with indemnification against various liabilities and expenses under
Section 18 of the Custodian Agreement between the Registrant and the Custodian; provided, however, that in no event shall the transfer agent or such persons be indemnified against any liability or expense that is a direct result of willful malfeasance, bad faith, or gross negligence by the transfer agent or such persons. Registrant's Fund Accountant and certain related individuals are also provided with indemnification against various liabilities and expenses under
Section 4 of the Fund Accounting Agreement between the Registrant and the Fund Accountant; provided, however, that in no event shall the transfer agent or such persons be indemnified against any liability or expense that is a direct result of willful malfeasance, bad faith, or gross negligence by the Fund Accountant or such persons.

To the extent that the description  above is inconsistent with the provisions of
Section 9 of the Investment Advisory Agreement, Section 2, of the Distribution Agreement, Section 8 of the Management Agreement, Section 21 of the Transfer Agency Agreement, Section 18 of the Custodian Agreement, and Section 4 of the Fund Accounting Agreement, the contractual provisions shall govern.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)      Norwest Investment Management, Inc.


         The description of Norwest Investment Management, Inc. ("NIM"), under the caption "Management-Advisor" or Management of the Funds-Norwest
         Investment Management" in the Prospectus and under the caption "Management-Adviser" or "Management -Investment Advisory Services-Norwest Investment Management" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement is incorporated by reference herein.

         The following are the directors and principal executive officers of NIM, including their business connections, which are of a substantial nature. The address of Norwest Corporation, the parent of Norwest Bank Minnesota, N.A. ("Norwest Bank"), which is the parent of NIM, is Norwest Center, Sixth Street and Marquette Avenue, Minneapolis, MN 55479. Unless otherwise indicated below, the principal business address of any company with which the directors and principal executive officers are connected is also Sixth Street and Marquette Avenue, Minneapolis, MN 55479.




         ------------------------------------ ------------------------------------ ----------------------------------
         Name                                 Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         P. Jay Kiedrowski                    Chairman, Chief Executive Officer,   Norwest Investment Management,
                                              President                            Inc.
                                              ------------------------------------ ----------------------------------
                                              Executive Vice President, Employee   Norwest Bank Minnesota, N.A.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Crestone Capital Management, Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         James W. Paulsen                     Senior Vice President, Chief         Norwest Investment Management,
                                              Investment Officer                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Stephen P. Gianoli                   Senior Vice President, Chief         Norwest Investment Management,
                                              Executive Officer                    Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Director                             Crestone Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         David S. Lunt                        Vice President, Senior Portfolio     Norwest Investment Management,
                                              Manager                              Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Richard C. Villars                   Vice President, Senior Portfolio     Norwest Investment Management,
                                              Manager                              Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Lee K. Chase                         Senior Vice President                Norwest Investment Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Andrew Owen                          Vice President                       Norwest Investment Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Eileen A. Kuhry                      Investment Compliance Specialist     Norwest Investment Management,
                                                                                   Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

(b)      Crestone Capital Management, Inc.

         The description of Crestone Capital Management, Inc. ("Crestone") under the caption "Management-SubAdviser" in the Prospectus and
         "Management-Adviser-SubAdviser-Small Company Stock Fund" in the Statement of Additional Information relating to the Small Company Stock Fund, constituting certain of Parts A and B, respectively, of the Registration Statement, is incorporated by reference herein.

         The following are the directors and principal executive officers of Crestone, including their business connections, which are of a substantial nature. The address of Crestone is 7720 East Belleview Avenue, Suite 220, Englewood Colorado 80111-2614 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.



         ------------------------------------ ------------------------------------ ----------------------------------
         Name (Address if Different)          Title                                Business Connection
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Kirk McCown                          President, Director                  Crestone Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         P. Jay Kiedrowski                    Director                             Crestone Capital Management, Inc.
                                              ------------------------------------ ----------------------------------
         Sixth and Marquette Ave.,            Chairman, Chief Executive Officer,   Norwest Investment Management,
         Minneapolis, MN 55479                President                            Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Executive Vice President, Employee   Norwest Bank Minnesota, N.A.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
                                              Chairman                             Galliard Capital Management, Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Stephen P. Gianoli                   Director                             Crestone Capital Management, Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
         Sixth and Marquette Ave.,            Senior Vice President, Chief         Norwest Investment Management,
         Minneapolis, MN 55479                Executive Officer                    Inc.
         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------
         Susan Koonsman                       Director                             Crestone Capital Management, Inc.
                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------
         1740 Broadway                        President                            Norwest Investments & Trust
         Denver, CO 80274
         ------------------------------------ ------------------------------------ ----------------------------------


(c)      Wells Capital Management


         The description of Wells Capital Management ("WCM") in Parts A and B of this Registration Statement is incorporated by reference herein.

         The following are the directors and principal executive officers of WCM, including their business connections, which are of a substantial nature. The address of WCM is 525 Market Street, San Francisco, California 94105 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and principal executive officers are connected.

         ------------------------------------ ------------------------------------ ----------------------------------

         Name                                 Title                                Business Connection

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Allen J. Ayvazian                    Chief Equity Officer                 WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Robert Willis                        President and Chief Investment       WCM
                                              Officer

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Brigid Breen                         Chief Compliance Officer             WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         John Burgess                         Investment Portfolio Manager         WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Financial Investment Adviser         Independent Financial Adviser

         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------

         Jose Casas                           Chief Operating Officer              WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Larry Fernandes                      Principal                            WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Jacqueline Anne Flippin              Principal                            WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Vice President and Investment        McMorgan & Company (until 1/98)
                                              Portfolio Manager

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Stephen Galiani                      Senior Principal                     WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Director                             Qualivest Capital Management,
                                                                                   Inc. (until 5/97)

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Madeleine Gish                       Senior Principal                     WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Frank Greene                         Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Daniel Kokoska                       Investment Portfolio Manager         WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Assistant Portfolio Manager          Bradford & Marzac, Inc. (until
                                                                                   2/98)

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         David Klug                           Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Kelli Ann Lee                        Managing Director                    WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Group Human Resource Manager         Wells Fargo Bank, N.A. (until
                                                                                   11/97)

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Kenneth Lee                          Investment Portfolio Manager         WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Associate Portfolio Manager          Wells Fargo Bank, N.A. (until
                                                                                   2/97)

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Melvin Lindsey                       Managing Director                    WCM

                                              ------------------------------------ ----------------------------------
                                              ------------------------------------ ----------------------------------

                                              Investment Portfolio Manager         Wells Fargo Bank, N.A. (until
                                                                                   4/97)

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Clark Messman                        Chief Legal Officer                  WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Laura Milner                         Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Brian Mulligan                       Managing Director                    WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Michael Neitzke                      Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Thomas O'Malley                      Managing Director                    WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Clyde Ostler                         Director                             WCM

         ------------------------------------ ------------------------------------ ----------------------------------

         ------------------------------------ ------------------------------------ ----------------------------------

         Guy Rounsaville                      Director                             WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Katherine Schapiro                   Senior Principal                     WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Gary Schlossberg                     Economist                            WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Paul Single                          Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Scott Smith                          Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Cynthia Tusan                        Performance Analyst/Investment       WCM
                                              Portfolio Manager

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Mary Walton                          Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Rex Wardlaw                          Senior Principal                     WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Jeffrey Weaver                       Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Allen Wisniewski                     Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------


         ------------------------------------ ------------------------------------ ----------------------------------

         Thomas Zeifang                       Investment Portfolio Manager         WCM

         ------------------------------------ ------------------------------------ ----------------------------------

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Forum Fund Services, LLC, Registrant's underwriter, or its affiliate, Forum Financial Services, Inc., serve as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

        The CRM Funds                                    Monarch Funds
        The Cutler Trust                                 Norwest Advantage Funds
        Forum Funds                                      Norwest Select Funds
        Memorial Funds                                   Sound Shore Fund, Inc.


(b) The following directors and officers of Forum Financial Services, Inc. hold the following positions with Registrant. Their business address is Two Portland Square, Portland, Maine 04101:

         ------------------------------ ---------------------------------- -------------------------------------
         Name                               Position with Underwriter      Position with Registrant
         ------------------------------ ---------------------------------- -------------------------------------

         ------------------------------ ---------------------------------- -------------------------------------

         John Y. Keffer                             President              Chairman, President

         ------------------------------ ---------------------------------- -------------------------------------

         David I. Goldstein                         Secretary              Vice President and Secretary

         ------------------------------ ---------------------------------- -------------------------------------

         Sara M. Morris                             Treasurer              Vice President and Treasurer

         ------------------------------ ---------------------------------- -------------------------------------

(c)      Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


The majority of accounts, books and other documents required to be maintained by 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Financial Services, Inc. at Two Portland Square, Portland, Maine 04101, at Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101 and Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Registrant's investment advisers as indicated in the various prospectuses constituting Part A of this Registration Statement.

Additional records are maintained at the offices of Norwest Investment Management, Inc., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's investment adviser and Norwest Bank Minnesota, N.A., 733 Marquette Avenue, Minneapolis, MN 55479-0040, Registrant's custodian and transfer agent.

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS


Registrant undertakes to furnish each person, to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof, to which the prospectus relates upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this pre-effective amendment number 8 to Registrant's registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Portland, State of Maine on March 1, 1999.


                                                          NORWEST SELECT FUNDS


                                                     By:      /s/ John Y. Keffer
                                                     ---------------------------
                                                     John Y. Keffer
                                                     President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on March 1, 1999.


(a)      Principal Executive Officer

         /s/ John Y. Keffer
         -------------------------
         John Y. Keffer
         Chairman and president

(b)      Principal Financial Officer


         /s/ Sara M. Morris
         -------------------------
         Sara M. Morris
         Treasurer


(c)      A majority of the Trustees

         /s/ John Y. Keffer
         -------------------------
         John Y. Keffer, Chairman


         Robert C. Brown, Trustee
         Donald H. Burkhardt, Trustee
         James C. Harris, Trustee
         Richard M. Leach, Trustee
         Donald C. Willeke, Trustee
         Timothy J. Penny, Trustee
         John C. McCune, Trustee


         By: /s/ John Y. Keffer
         --------------------------
         John Y. Keffer, Attorney in fact*

         * Pursuant to powers of attorney filed as Other Exhibits to this Registration Statement.

                                INDEX TO EXHIBITS



Exhibit:

(n)      Financial Data Schedules.